UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2019

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)
333-211719 (Commission File Number)	81-2587835 (I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2019, Ashland Global Holdings Inc. (“Ashland”) issued a News Release announcing that Michael J. Ward has indicated that he will retire from Ashland’s board of directors (the “Board”) following the appointment of a new independent director, which will take place after Ashland’s 2019 Annual Meeting of Stockholders on February 8, 2019.

The News Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events.

On January 14, 2019, Ashland issued a News Release announcing changes to the composition and leadership of the Board, including the initiation of a process to add two new independent Board members, appointment of a new lead independent director and appointment of new Board committee chairs.

The News Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated January 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2019	ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary